FQF Trust

53 State Street, Suite 1308

Boston, Massachusetts 02109

Supplement Dated November 15, 2017

to the currently effective Statutory Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), as supplemented from time to time, dated November 1, 2017 for FQF Trust (the “Trust”).

This supplement provides updated information beyond that contained in the Prospectus and SAI for the Trust and should be read in conjunction with the Prospectus and SAI.

Effective immediately, the Trust is accepting purchase orders for Class I shares and Class R6 shares in the following series of the Trust:

AGF Global Equity Fund

AGF Global Sustainable Growth Equity Fund

Please Retain This Supplement for Future Reference